EXHIBIT 10

EXECUTION COPY

OMNIBUS AMENDMENT AND RPA AMENDMENT NO. 2

This OMNIBUS AMENDMENT AND RPA AMENDMENT NO. 2 (this “Amendment”), dated as of July 9, 2010, among Arch Treatment Technologies, Inc., Arch Wood Protection, Inc., Arch Personal Care Products, L.P., and Arch Chemicals, Inc., each as an Originator, Arch Chemicals Receivables LLC, as Buyer under the Receivables Sale Agreement (as defined below) and as Seller under the Receivables Purchase Agreement (as defined below), Arch Chemicals, Inc., as Servicer, Market Street Funding LLC (“Market Street”), and PNC Bank, National Association, as LC Bank and as Administrator.

W I T N E S S E T H:

WHEREAS, the Originators and the Buyer previously entered into that certain Amended and Restated Receivables Sale Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”), dated as of October 6, 2009;

WHEREAS, the Seller, the Servicer, Market Street, the Administrator and the LC Bank previously entered into that certain Amended and Restated Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), dated as of October 6, 2009;

WHEREAS, the Seller, Market Street, the Administrator and the LC Bank previously entered into that certain Fee Letter Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter”), dated as of October 6, 2009;

WHEREAS, the Seller, Market Street, the Administrator and the LC Bank previously entered into that certain Wachovia DACA Letter (as amended, restated, supplemented or otherwise modified from time to time, the “Side Letter”), dated as of October 6, 2009;

WHEREAS, the Buyer/Seller desires to amend the Receivables Sale Agreement, the Receivables Purchase Agreement, the Fee Letter and the Side Letter to modify the terms thereof; and

WHEREAS, the Originators and the Buyer agree to amend the Receivables Sale Agreement pursuant to the terms and conditions set forth herein; and

WHEREAS, the Seller, the Servicer, Market Street, the LC Bank, and the Administrator agree to amend the Receivables Purchase Agreement pursuant to the terms and conditions set forth herein; and

WHEREAS, the Seller, Market Street, the LC Bank, and the Administrator agree to amend the Fee Letter pursuant to the terms and conditions set forth herein; and

WHEREAS, the Seller, Market Street, the LC Bank, and the Administrator agree to amend the Side Letter pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, Originators, Buyer, Seller, Servicer, Market Street, LC Bank, and Administrator hereto agree as follows:

Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Receivables Purchase Agreement.

Section 2. Amendments to the Receivables Purchase Agreement.

(a) Section 5.1(n) shall be amended and restated in its entirety to read as follows:

“(n) Names. The name in which the Seller has executed this Agreement is identical to the name of the Seller as indicated on the public record of its state of organization which shows the Seller to have been organized. In the past five (5) years, the Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and the name “Arch Chemicals Receivables LLC” upon the conversion of the Seller from a Delaware corporation to a Delaware limited liability company.”

(b) Section 5.1(o) shall be amended and restated in its entirety to read as follows:

“(o) Ownership of the Seller. Arch owns, directly or indirectly, 100% of the limited liability company interests of the Seller, free and clear of any Adverse Claim.”

(c) Section 7.1(i)(xii) shall be amended and restated in its entirety to read as follows:

“(xii) not amend, restate, supplement or otherwise modify its certificate of formation, limited liability company agreement, certificate of incorporation or bylaws, as the case may be, in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;”

(d) The definition of “Change of Control” in Exhibit I shall be amended by replacing the second reference to “shares of voting stock” with “limited liability company interests”.

Section 3. References to Arch. Each reference to “Arch Chemicals Receivables Corp.” in the Receivables Sale Agreement, Receivables Purchase Agreement, Fee Letter, Side Letter and any other Transaction Document shall hereinafter be a reference to “Arch Chemicals Receivables LLC”.

Section 4. Representations of the Originators, the Buyer, the Seller and the Servicer. Each of the Originators, the Buyer, the Seller and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the Receivables Sale Agreement, Receivables Purchase Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a) Administrator shall have received a fully executed counterpart of this Amendment;

(b) each representation and warranty of the Originators, the Buyer, the Seller and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct;

(c) no (i) Event of Bankruptcy with respect to the Seller, any Originator or any Affiliate thereof, (ii) Termination Event, (iii) Unmatured Termination Event, (iv) Amortization Event or (v) Unmatured Amortization Event, shall have occurred and be continuing; and

(d) The Buyer/Seller shall have been converted from a Delaware corporation to a Delaware limited liability company.

Section 6. Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Sale Agreement, Receivables Purchase Agreement, Fee Letter and Side Letter as of the date hereof. Except as amended by this Amendment, the Receivables Sale Agreement, Receivables Purchase Agreement, Fee Letter and Side Letter remain unchanged and in full force and effect. This Amendment is a Transaction Document.

Section 7. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

Section 9. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11. Governing Law and Jurisdiction. The provisions of the Receivables Purchase Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

Section 12. Notice. The parties hereto hereby agree that the notice requirement in Section 7.2(a) of the Receivables Purchase Agreement relating to the conversion of the Seller has been satisfied.

Section 13. Standing Instructions. The Administrator hereby consents to the modification of the Instructions attached as Schedule B to the Side Letter to reflect the name change of the Seller in connection with the conversion of the Seller.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the Originators, the Buyer, the Seller, the Servicer, Market Street, the LC Bank, and the Administrator have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

ARCH TREATMENT TECHNOLOGIES, INC., as an Originator

By:	/s/
Name: W. Paul Bush
Title: Vice President and Treasurer

ARCH WOOD PROTECTION, INC., as an Originator

By:	/s/
Name: W. Paul Bush
Title: Treasurer

ARCH PERSONAL CARE PRODUCTS, L.P., as an Originator

By: ARCH PCI, Inc., as General Partner

By:	/s/
Name: W. Paul Bush
Title: Treasurer

ARCH CHEMICALS RECEIVABLES LLC, as Buyer and as Seller

By:	/s/
Name: W. Paul Bush
Title: Vice President and Treasurer

Omnibus Amendment and RPA Amendment No. 2

ARCH CHEMICALS, INC., as Servicer and as an Originator

By:	/s/
Name: W. Paul Bush
Title: Treasurer

MARKET STREET FUNDING LLC

By:	/s/
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC Bank

By:	/s/
Name: Robert M. Martin
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/
Name: William P. Falcon
Title: Vice President

Omnibus Amendment and RPA Amendment No. 2